Exhibit 10.17

AMENDMENT NO. 2 AND CONSENT

This Amendment No. 2 and Consent, dated as of May 13, 2011 (this “Amendment”), to that certain Credit Agreement, dated as of August 7, 2007 (as amended by Amendment No. 1, dated as of November 21, 2008, the “Credit Agreement”), among ALLISON TRANSMISSION HOLDINGS, INC., a Delaware corporation (“Holdings”), ALLISON TRANSMISSION, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), CITICORP NORTH AMERICA, INC., as Administrative Agent, LEHMAN BROTHERS COMMERCIAL BANK and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Syndication Agents, SUMITOMO MITSUI BANKING CORPORATION, as Documentation Agent and Co-Arranger and CITIGROUP GLOBAL MARKETS INC., LEHMAN BROTHERS INC. and MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Joint Lead Arrangers and Joint Bookrunners, is entered into by and among Holdings, the Borrower, the Agents and the Lenders party hereto. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Administrative Agent, the Lenders and certain other parties hereto are parties to the Credit Agreement;

WHEREAS, the Borrower has requested an amendment to the Credit Agreement that, among other things, (i) would extend the maturity date of the Revolving Commitments and (ii) would effect other modifications to the Credit Agreement as set forth herein; and

WHEREAS, in order to effect the foregoing, the Borrower and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT.

Effective as of the Second Amendment Effective Date (as defined in Section 2 below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

1.1 The Credit Agreement is hereby amended and restated in its entirety to be in the form of Exhibit A attached hereto (as amended and restated, the “Restated Credit Agreement”)

1.2 Schedule I (Commitments) to the Credit Agreement is hereby amended and restated in its entirety to be in the form of Exhibit B attached hereto;

SECTION 2. CONDITIONS PRECEDENT

This Amendment shall become effective as of the date (the “Second Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:

2.1 Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

(a) this Amendment, duly executed by each of the Borrower, Holdings, the Administrative Agent, the Required Lenders and the Revolving Lenders;

(b) an Acknowledgement and Confirmation, substantially in the form of Exhibit C hereto, duly executed by each Loan Party;

(c) a solvency certificate signed by the chief financial officer on behalf of the Borrower, substantially in the form of Exhibit G of the Restated Credit Agreement;

(d) a closing certificate of each Loan Party, substantially in the form of Exhibit D hereto, with appropriate insertions and attachments; and

(e) an executed legal opinion of Latham & Watkins LLP, counsel to the Loan Parties, in form and substance reasonably acceptable to the Administrative Agent.

2.2 Amendment Fee. Each Term Lender which shall have delivered (by facsimile or otherwise) an executed signature page to this Amendment to the Administrative Agent on or prior to the end of business on May __, 2011 shall have received payment of, without duplication and as consideration for the execution of this Amendment, an amendment fee equal to 0.15% of the Term Loans of such Term Lenders on the Second Amendment Effective Date prior to giving effect to this Amendment.

2.3 Representations and Warranties. Each of the representations and warranties contained in Section 3 below shall be true and correct.

SECTION 3. REPRESENTATIONS AND WARRANTIES

Each of Holdings and the Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Agents and each Lender, with respect to all Loan Parties, as follows:

3.1 Incorporation of Representations and Warranties from Loan Documents. After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent that such representation or warranty is qualified as to materiality, in which case it shall be true and correct in all respects) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date;

3.2 Corporate Power and Authority. Each of Holdings and the Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment, this Amendment has been duly executed and delivered by each of Holdings and the Borrower, and this Amendment is the legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and

3.3 Absence of Default. Neither Holdings, the Borrower or any of its Restricted Subsidiaries is in violation of any Requirement of Law or Contractual Obligation that could reasonably be

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expected to have a Material Adverse Effect. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4. LENDER ASSIGNMENT AND ASSUMPTION

4.1 Omnibus Assignment and Assumption. For purposes of this Section 4, “New Revolving Lender” shall mean each Person signing this Amendment as a Lender for purposes of becoming a Revolving Lender under the Restated Credit Agreement that was not a Lender prior to the Second Amendment Effective Date. Each Revolving Lender that is not a New Revolving Lender (each an “Assignor”) hereby sells and assigns to each other Revolving Lender and each New Revolving Lender (each an “Assignee”), and each Assignee hereby purchases and assumes from each Assignor, all of such Assignor’s rights and obligations under the Credit Agreement, to be allocated among Assignees as set forth on Exhibit B, to the extent that such Assignor’s Revolving Commitments will be reduced by giving effect to this Amendment and such Assignee’s Revolving Commitments will be increased by giving effect to this Amendment.

4.2 Credit Agreement Assumption. As of the Second Amendment Effective Date, each New Revolving Lender shall be a party to the Restated Credit Agreement and, to the extent provided in this Section 4, have the rights and obligations under the Restated Credit Agreement of a Lender.

4.3 New Revolving Lenders. Each Assignee, (a) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Restated Credit Agreement, (b) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Restated Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (c) agrees that it will perform in accordance with their terms all of the obligations that, by the terms of the Restated Credit Agreement, are required to be performed by it as a Lender, (d) represents and warrants that it (i) is an Assignee (as defined in the Credit Agreement), (ii) has full power and authority, and has taken all actions necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and (iii) is sophisticated with respect to decisions to acquire assets of the type represented by the Commitments and either it or the Person exercising discretion in making the decision to acquire the Commitments of such New Revolving Lender is experienced in acquiring assets of such type, (e) confirms it has received or has been given the opportunity to receive such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become a party to the Restated Credit Agreement and to assume its Commitments independently and without reliance upon the Administrative Agent or any Lender, (f) has specified its Domestic Lending Office (and address for notices) and Eurodollar Lending Office in writing to the Administrative Agent and (g) if applicable, has delivered to the Administrative Agent two properly completed Forms W-8BEN, W-8ECI or successor or form prescribed by the Internal Revenue Service of the United States, certifying that such New Revolving Lender is entitled to receive all payments under the Restated Credit Agreement and the Notes payable to it without deduction or withholding of any United States federal income taxes.

4.4 Existing Revolving Lenders. Each Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim and (ii) it has full power and authority, and has taken all actions necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby, (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Restated Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto or the execution, legality,

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validity, enforceability, genuineness, sufficiency or value of the Restated Credit Agreement or any other Loan Document, any other instrument or document furnished pursuant thereto or any collateral thereunder, and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and any other Loan Party or the performance or observance by the Borrower and any other Loan Party of any of its obligations under the Restated Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto.

4.5 Waiver. Each of the parties hereto hereby waive the requirements and benefits of Section 10.6(b)(ii)(A) and (B) of the Credit Agreement solely with respect to the assignments made pursuant to this Section 4.

4.6 Consent. The Borrower, each Issuing Lender and the Swingline Lender hereby consent to the assignments made pursuant to this Section 4.

SECTION 5. MISCELLANEOUS

5.1 Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its costs and expenses in connection with this Amendment (and any other Loan Documents delivered in connection herewith) as provided in Section 2.2 hereof and Section 10.5 of the Credit Agreement.

5.2 Reference to and Effect on the Loan Documents.

(a) As of the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Restated Credit Agreement.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any Issuing Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.

(d) Each of Holdings, the Borrower and (by its acknowledgement hereof as set forth on the signature pages hereto) each other Loan Party, hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents continue to guarantee and secure the Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect.

5.3 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

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5.4 Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

5.5 Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

5.6 Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

5.7 Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

ALLISON TRANSMISSION HOLDINGS, INC.

By:	/s/ Lawrence E. Dewey
Name: Lawrence E. Dewey
Title: Chairman

ALLISON TRANSMISSION, INC.

By:	/s/ Lawrence E. Dewey
Name: Lawrence E. Dewey
Title: Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2]

CITICORP NORTH AMERICA, INC., as Administrative Agent, Swingline Lender and Lender

By:	/s/ Matthew Burke
Name: Matthew Burke
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

CITIBANK, N.A., as Issuing Lender

By:	/s/ Matthew Burke
Name: Matthew Burke
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

Exhibit A

Exhibit B

A. Revolving Commitments

Lender	Amount
Citicorp North America, Inc.	$76,000,000
Merrill Lynch Capital Corporation	$60,000,000
JPMorgan Chase Bank, N.A.	$60,000,000
Export Development Canada	$35,000,000
Credit Suisse AG, Cayman Islands Branch	$24,000,000
Morgan Stanley Bank, N.A.	$24,000,000
Barclays Bank PLC	$24,000,000
Deutsche Bank Trust Company Americas	$24,000,000
Sumitomo Mitsui Banking Corporation	$25,000,000
Fifth Third Bank	$20,000,000
UBS Loan Finance LLC	$16,000,000
Goldman Sachs Bank USA	$12,000,000
Total:	$400,000,000

Exhibit C

FORM OF ACKNOWLEDGMENT AND CONFIRMATION

1. Reference is made to the Second Amendment to Credit Agreement, dated as of May     , 2011 (the “Second Amendment”), by and between the Borrowers, Holdings, the Administrative Agent and the Lenders from time to time party thereto. Terms defined in the Second Amendment and used herein shall have the meanings assigned to such terms in the Second Amendment, unless otherwise defined herein or the context otherwise requires.

2. Certain provisions of the Credit Agreement are being amended pursuant to the Second Amendment. Each of the undersigned is a Guarantor of the Borrower Obligations as defined in and pursuant to the Guarantee and Collateral Agreement (as defined in the Credit Agreement) and is a Grantor as defined in and pursuant to the Guarantee and Collateral Agreement and hereby:

(a) consents to the execution, delivery and performance of the foregoing Second Amendment,

(b) acknowledges that, notwithstanding the execution and delivery of the foregoing Second Amendment, the Grantor’s Obligations of such Grantor and the obligations of such Guarantor under the Loan Documents to which it is a party are not impaired or affected and all guaranties made by such Guarantor pursuant to the Guarantee and Collateral Agreement and all Liens granted by such Grantor as security for the Grantor’s Obligations of such Grantor pursuant to such Loan Documents continue in full force and effect and shall continue to secure such Grantor’s Obligations; and

(c) confirms and ratifies its obligations under each of the Loan Documents executed by it after giving effect to the Second Amendment.

4. This Acknowledgement and Confirmation and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

5. This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or electronic mail), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

[ ]

By:
Name:
Title:

Exhibit D

FORM OF CLOSING CERTIFICATE

CLOSING CERTIFICATE

OF

ALLISON TRANSMISSION HOLDINGS, INC.

Pursuant to Section 2.1(d) of the Amendment No. 2 and Consent, dated as of May 13, 2011 (the “Amendment”; unless otherwise defined herein, terms defined in the Amendment and used herein shall have the meanings given to them in the Amendment), to that certain Credit Agreement, dated as of August 7, 2007 (as amended, restated, supplemented or otherwise modified from time to time, including but not limited to, the Amendment, the “Credit Agreement”), among Allison Transmission Holdings, Inc. (“Holdings”), Allison Transmission, Inc. (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as lenders (the “Lenders”), Citicorp North America, Inc., as Administrative Agent, Lehman Brothers Commercial Bank and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Syndication Agents, Sumitomo Mitsui Banking Corporation, as Documentation Agent and Co-Arranger, and Citigroup Global Markets Inc., Lehman Brothers Inc., and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers and Joint Bookrunners, the undersigned Assistant Secretary of Allison Transmission Holdings, Inc. (the “Company”), hereby certifies on behalf of the Company as follows:

1.	Eric C. Scroggins is the duly elected and qualified Secretary of the Company and the signature set forth for such officer below is such officer’s true and genuine signature.

The undersigned Secretary of the Company hereby certifies as follows:

1.	Attached hereto as Annex 1 is a true and complete copy of a Certificate of Good Standing or the equivalent from the Company’s jurisdiction of organization dated as of a recent date prior to the date hereof.

2.	Attached hereto as Annex 2 is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company on May 13, 2011. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect and are the only corporate proceedings of the Company now in force relating to or affecting the matters referred to therein.

3.	Attached hereto as Annex 3 is a true and complete copy of the Bylaws of the Company as in effect on the date hereof.

4.	Attached hereto as Annex 4 is a true and complete certified copy of the Articles of Incorporation of the Company as in effect on the date hereof, and such Articles of Incorporation have not been amended, repealed, modified or restated.

5.

The persons listed on Schedule I hereto are now duly elected and qualified officers of the Company holding the offices indicated next to their respective names on Schedule I hereto, and the signatures appearing opposite their respective names on Schedule I hereto are the true and genuine signatures of such

[Holdings Signature Page to Amendment No. 2 and Consent Closing Certificate]

officers, and each of such officers is duly authorized to execute and deliver on behalf of the Company each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the Company pursuant to the Loan Documents to which it is a party.

6.	Latham & Watkins LLP may rely on this certificate in rendering its opinion.

IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.

ALLISON TRANSMISSION HOLDINGS, INC.

Name: Eric C. Scroggins Title: Vice President, General Counsel and Secretary	Name: David S. Graziosi Title: Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Date: May     , 2011

[Holdings Signature Page to Amendment No. 2 and Consent Closing Certificate]

Schedule I

to Closing Certificate

NAME	OFFICE	SIGNATURE

David S. Graziosi	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Eric C. Scroggins	Vice President, General Counsel and Secretary

[Holdings Signature Page to Amendment No. 2 and Consent Closing Certificate]

FORM OF CLOSING CERTIFICATE

CLOSING CERTIFICATE

OF

ALLISON TRANSMISSION, INC.

Pursuant to Section 2.1(d) of the Amendment No. 2 and Consent, dated as of May 13, 2011 (the “Amendment”; unless otherwise defined herein, terms defined in the Amendment and used herein shall have the meanings given to them in the Amendment), to that certain Credit Agreement, dated as of August 7, 2007 (as amended, restated, supplemented or otherwise modified from time to time, including but not limited to, the Amendment, the “Credit Agreement”), among Allison Transmission Holdings, Inc. (“Holdings”), Allison Transmission, Inc. (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as lenders (the “Lenders”), Citicorp North America, Inc., as Administrative Agent, Lehman Brothers Commercial Bank and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Syndication Agents, Sumitomo Mitsui Banking Corporation, as Documentation Agent and Co-Arranger, and Citigroup Global Markets Inc., Lehman Brothers Inc., and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers and Joint Bookrunners, the undersigned Assistant Secretary of Allison Transmission, Inc. (the “Company”), hereby certifies on behalf of the Company as follows:

1.	Eric C. Scroggins is the duly elected and qualified Secretary of the Company and the signature set forth for such officer below is such officer’s true and genuine signature.

The undersigned Secretary of the Company hereby certifies as follows:

1.	Attached hereto as Annex 1 is a true and complete copy of a Certificate of Good Standing or the equivalent from the Company’s jurisdiction of organization dated as of a recent date prior to the date hereof.

2.	Attached hereto as Annex 2 is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company on May 13, 2011. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect and are the only corporate proceedings of the Company now in force relating to or affecting the matters referred to therein.

3.	Attached hereto as Annex 3 is a true and complete copy of the Bylaws of the Company as in effect on the date hereof.

4.	Attached hereto as Annex 4 is a true and complete certified copy of the Articles of Incorporation of the Company as in effect on the date hereof, and such Articles of Incorporation have not been amended, repealed, modified or restated.

6.

The persons listed on Schedule I hereto are now duly elected and qualified officers of the Company holding the offices indicated next to their respective names on Schedule I hereto, and the signatures appearing opposite their respective names on Schedule I hereto are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Company each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the Company pursuant to the Loan Documents to which it is a party.

7.	Latham & Watkins LLP may rely on this certificate in rendering its opinion.

IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.

ALLISON TRANSMISSION, INC.

Name: Eric C. Scroggins Title: Vice President, General Counsel and Secretary	Name: David S. Graziosi Title: Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Date: May     , 2011

Schedule I

to Closing Certificate

NAME	OFFICE	SIGNATURE

David S. Graziosi	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Eric C. Scroggins	Vice President, General Counsel and Secretary